6:
EXHIBIT 4.1

SPECIMEN COMMON STOCK CERTIFICATE

FACE OF CERTIFICATE
Number	Shares
XXXXXX	XXXXXX
CUSIP NO. 009166 10 9
AIR-Q WI-FI CORPORATION
Incorporated under the laws of the State of Delaware
This certificate is transferable in Dallas, Texas or New York, New York	See Reverse for Certain Definitions
THIS CERTIFIES THAT	specimen specimen specimen specimen specimen specimen specimen
is the owner of	XXXXXXXXXXXXXXXXXXXX
fully paid and non-assessable shares of the common stock,$.001 par value of
AIR-Q WI-FI CORPORATION

(hereinafter called the “Corporation”), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of the Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent) to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
DATE: XXXXXXXXXX
/s/
President	Countersigned and Registered:
/s/
Secretary	SECURITIES TRANSFER CORPORATION
P.O. Box 701629
Dallas, Texas 75370
By: specimen specimen specimen
Transfer Agent-Authorized Signature
AIR-Q WI-FI CORPORATION
Corporate SEAL
Delaware
REVERSE OF CERTIFICATE

AIR-Q WI-FI CORPORATION
Transfer Fee $20.00 per new certificate issued
A FULL STATEMENT OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND RESTRICTIONS OF EACH CLASS OF STOCK WILL BE FURNISHED BY THE CORPORATION TO ANY SHAREHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:
TEN COM -	as tenants in common
TEN ENT -	as tenants by the entireties
JT TEN -	as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT- (cust) Custodian (minor) under Uniform Gifts to Minors Act (state)
For value received, _____________ hereby sell, assign and transfer unto
(please insert social security or other identifying number of assignee)

Please print or typewrite name and address including postal zip code of assignee

Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ___________________
X	(signature)
NOTICE: the signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.
X	(signature)
The signature(s) must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 as amended.
SIGNATURE(S) GUARANTEED BY: